                                                                    Exhibit 10.4

                                     WAIVER


     WAIVER dated as of November 6, 1998 to the Credit Agreement dated as of April 9, 1997, as heretofore amended (the "Credit Agreement") among VENATOR GROUP, INC. (formerly named Woolworth Corporation), the BANKS party thereto, the CO-AGENTS party thereto, NATIONSBANK, N.A., as Documentation Agent, and THE BANK OF NEW YORK, as LC Agent, Administrative Agent and Swingline Bank.

                              W I T N E S S E T H :

     WHEREAS, the Borrower has requested that the Banks waive any failure by the Borrower to comply with the provisions of Sections 5.07 (Minimum Consolidated Tangible Net Worth) and 5.10 (Fixed Charge Coverage Ratio) of the Credit Agreement during the period from and including October 31, 1998 to and including March 19, 1999 (the "Waiver Period");

     WHEREAS, the undersigned Banks are willing to grant such waiver, subject to the terms and conditions set forth herein, if (i) the Borrower agrees that with respect to interest and fees accrued during the Waiver Period, the Pricing Schedule referred to in the Credit Agreement shall mean the Pricing Schedule attached hereto and (ii) the Borrower agrees to limit Restricted Payments (as defined below) as set forth in Section 5 hereto;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

     Section 2. Minimum Consolidated Tangible Net Worth. The undersigned Banks hereby waive any failure by the Borrower to comply with the provisions of
Section 5.07 of the Credit Agreement during the Waiver Period, but only if and so long as Consolidated Tangible Net Worth at any time during the Waiver Period is not less than (i) $750,000,000 at any time prior to January 30, 1999 or (ii) $850,000,000 at any time on or after January 30, 1999.

     Section 3. Fixed Charge Coverage Ratio. The undersigned Banks hereby waive any failure by the Borrower to comply with the provisions of Section 5.10 of

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

the Credit Agreement at the end of the third and fourth Fiscal Quarters of Fiscal Year 1998, but only if the ratio set forth in said Section is not less than (i) 0.90 to 1 at the end of the third Fiscal Quarter of Fiscal Year 1998 or
(ii) 0.50 to 1 at the end of the fourth Fiscal Quarter of Fiscal Year 1998.

     Section 4. Increase in Pricing. The Borrower agrees that for purposes of calculating any interest and fees for any day during the Waiver Period, the Pricing Schedule attached hereto shall be used instead of the Pricing Schedule referred to in the Credit Agreement.

     Section 5. Restricted Payments. The Borrower agrees that during the Waiver Period, neither the Borrower nor any Subsidiary will declare or make any Restricted Payment. As used herein, "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock of the same class) or
(ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other rights to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion). The Borrower agrees that failure to comply with this Section 5 shall constitute an Event of Default under the Credit Agreement.

     Section 6. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

     Section 7. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 8. Effectiveness. This Waiver shall become effective as of the date hereof when the Administrative Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof. On the later of November 6, 1998 and the date this Waiver becomes effective, the Borrower agrees to pay to the Administrative Agent for the account of the Banks who deliver a counterpart of this Waiver to the Administrative Agent on or before the later of 1:00 P.M. (New York City time) on (i) November 6, 1998 and
(ii) the date this Waiver becomes effective, a fee in an aggregate amount equal to 0.10% of the aggregate amount of the Commitments of such Banks on such effective date. The Borrower agrees that the failure to pay such fee when due shall be an Event of Default.



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

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.


                                         VENATOR GROUP, INC.


                                         By:/s/ John H. Cannon
                                            --------------------------------
                                            Title: Vice President - Treasurer


                                         MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK


                                         By:/s/ Unn Boucher
                                            --------------------------------
                                            Title: Vice President


                                         NATIONSBANK, N.A.


                                         By:/s/ Bill Manley, Sr.
                                            --------------------------------
                                            Title: Senior Vice President


                                         THE BANK OF NEW YORK


                                         By:/s/ Howard F. Bascom
                                            --------------------------------
                                            Title: Vice President


                                         THE BANK OF NOVA SCOTIA


                                         By:/s/ J. Alan Edwards
                                            --------------------------------
                                            Title: Authorized Signatory






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

                                         BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY


                                         By:/s/ N. Saffra
                                            --------------------------------
                                            Title: Vice President


                                         TORONTO DOMINION (NEW YORK), INC.


                                         By:/s/ Jorge A. Garcia
                                            --------------------------------
                                            Title: Vice President


                                         BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION


                                         By:/s/ Bill Manley, Sr.
                                            --------------------------------
                                            Title: Senior Vice President


                                         COMMERZANK AG, NEW YORK AND/OR
                                              GRAND CAYMAN BRANCHES


                                         By:/s/ David T. Whitworth
                                            --------------------------------
                                            Title: Senior Vice President


                                         By:/s/ A. Oliver Welsch-Lehmann
                                            --------------------------------
                                            Title: Assistant Vice President



                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By:/s/ Vladimir Labon
                                            --------------------------------
                                            Title: First Vice President-Manager



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


                                         DEUTSCHE BANK AG, NEW YORK BRANCH
                                             AND/OR CAYMAN ISLANDS BRANCH


                                         By:/s/ Susan M. O'Connor
                                            --------------------------------
                                            Title: Director


                                         By: /s/ Stephen A. Wiedeman
                                             -------------------------------
                                            Title: Director


                                         KEYBANK NATIONAL ASSOCIATION


                                         By:_______________________________
                                            Title:


                                         WELLS FARGO BANK, N.A.


                                         By: /s/ Razia Damji
                                             -------------------------------
                                            Title: Vice President

                                         By:_______________________________
                                            Title:


                                         UNION BANK OF CALIFORNIA, N.A.


                                         By:/s/ Corinne Heyning
                                            -------------------------------
                                            Title: Vice President

(NY) 27009/335/WAIVERS/waiver1.wpd

                                PRICING SCHEDULE


     The "Euro-Dollar Margin", "Non-Trade LC Fee Rate", "CD Margin" and "Facility Fee Rate" for any day are the respective percentages per annum set forth below in the applicable row under the column corresponding to the Pricing Level that applies on such day:

================================================================================
               Level      Level   Level   Level   Level   Level    Level  Level
                 I          II     III      IV     V       VI       VII    VIII
================================================================================
Pricing Level
Euro-Dollar
Margin and
Non-Trade LC Fee
Rate
If Utiliza-     .1700    .2750   .3500   .6250  .7000   1.0250  1.3750   1.7500
tion is
50% or less
  If Utiliza-   .1700    .3750   .4750   .8750  .9500   1.2750  1.6250   2.0000
tion exceeds
50%
================================================================================
CD Margin

If Utiliza-     .2950    .4000   .4750   .7500  .8250   1.1500  1.5000   1.8750
tion is
50% or less

If Utiliza-     .2950    .5000   .6000  1.0000 1.0750   1.4000  1.7500   2.1250
tion exceeds
50%
================================================================================
Facility
Fee Rate        .0800    .1250   .1500   .2500  .3000    .3500   .3750    .5000
================================================================================

     For purposes of this Schedule, the following terms have the following meanings:

     "Level I Pricing" applies on any day on which (i) the Borrower's commercial paper is rated A2 or higher by S&P and P2 or higher by Moody's and (ii) the Borrower's long-term debt is rated A- or higher by S&P and A3 or higher by Moody's.

     "Level II Pricing" applies on any day on which (i) the Borrower's commercial paper is rated A2 or higher by S&P and P2 or higher by Moody's and
(ii) the Borrower's long-term debt is rated BBB+ or higher by S&P and Baa1 or higher by Moody's.

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

     "Level III Pricing' applies on any day on which (i) the Borrower's commercial paper is rated A2 or higher by S&P and P2 or higher by Moody's and
(ii) the Borrower's long-term debt is rated BBB or higher by S&P and Baa2 or higher by Moody's.

     "Level IV Pricing" applies on any day on which (i) the Borrower's commercial paper is rated A3 or higher by S&P and P3 or higher by Moody's and
(ii) the Borrower's long-term debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's.

     "Level V Pricing" applies on any day on which (i) the Borrower's commercial paper is rated A3 or higher by S&P and P3 or higher by Moody's and (ii) the Borrower's long-term debt is rated (A) BB+ or higher by S&P and Baa3 or higher by Moody's or (B) BBB- or higher by S&P and Ba1 or higher by Moody's.

     "Level VI Pricing" applies on any day on which the Borrower's long-term debt is rated BB+ or higher by S&P and Ba1 or higher by Moody's.

     "Level VII Pricing" applies on any day on which the Borrower's long-term debt is rated BB or higher by S&P and Ba2 or higher by Moody's.

     "Level VIII Pricing" applies on any day if no other Pricing Level applies on such day.

     'Moody's" means Moody's Investors Service, Inc.

     "Pricing Level" refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing, Level VI Pricing, Level VII Pricing or Level VIII Pricing applies on any day.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "Utilization" means at any date the percentage equivalent of a fraction (i) the numerator of which is the Total Usage at such date, after giving effect to any borrowing or repayment on such date, and (ii) the denominator of which is the Total Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of this Schedule, if for any reason any Bank has any Credit Exposure after the Commitments terminate, the Utilization on and after the date of such termination shall be deemed to exceed 50%.

     The credit ratings to be utilized for purposes of this Schedule are those assigned to the unsecured commercial paper of the Borrower without third-party credit enhancement or to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, as the case may be. Any rating assigned to any other commercial paper or debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.


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